ASSET MANAGEMENT FUND

Money Market Fund, Class I Shares
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund

SUPPLEMENT DATED NOVEMBER 13, 2009
TO PROSPECTUS DATED MARCH 1, 2009,
AS SUPPLEMENTED MARCH 1, 2009,
AS SUPPLEMENTED JUNE 25, 2009
AND AUGUST 11, 2009

Effective November 20, 2009, the Funds’ transfer agent is the Northern Trust Company.  As of that date, the section “Investing in the Funds – Share Purchases” on page 21 is deleted and replaced with the following:

Shares of the Funds may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com.  After a complete application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Distributor at (800) 527-3713.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust.  As used in the Prospectus, for each Fund, the term “Business Day” means any day on which the Northern Trust Company and the Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business.  The Northern Trust Company is open weekdays and is closed on weekends and certain national holidays.  Payment must be in the form of federal funds.  Checks are not accepted.  Wire transfer instructions for federal funds should be as follows:  Northern Trust Company, Chicago, IL, ABA# 071000152, Ref: Account Number 5201680000.  For purchase of Asset Management Fund, (Name of Fund); From: (Name of Investor); Reference (//1038 (shareholder fund and shareholder account number)); $(Amount to be invested).

For all Funds other than the  Money Market Fund.  For an investor’s purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time, and payment for the purchase order must be received by the Northern Trust Company by 4:00 p.m., New York City time, of that day.  For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by the Northern Trust Company by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received.  An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought.  Payment must be received by the Northern Trust Company by 4:00p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.

For the Money Market Fund.  A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by the Northern Trust Company by 4:00 p.m., New York City time, of that day.

In certain circumstances, such as when the New York Stock Exchange or the Bond Market closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day settlement.

A purchase order is considered binding upon the investor.  If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs.  In addition, the Trust, the Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Trust’s shares.  The Distributor reserves the right to reimburse the Trust in its sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Fund as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or the Northern Trust Company.  If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return.  The Trust, the Adviser and/or the Distributor reserve the right to reject any purchase order.

As of the date of this supplement, the AMF Ultra Short Fund, AMF Ultra Short Mortgage Fund, AMF Short U.S. Government Fund, AMF Intermediate Mortgage Fund and AMF U.S. Government Mortgage Fund are closed to new investors and additional purchases by existing shareholders, except for reinvestment of dividends and distributions.

The section “Shareholder Reference Information” on page 30 is deleted and replaced with the following:

Shareholder Reference Information

Distributor
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Adviser
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Administrator and Transfer
and Dividend Agent
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 South High Street
Columbus, Ohio 43215

Trustees and Officers
Rodger D. Shay
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Christopher M. Owen
Trustee

Maria F. Ramirez
Trustee

Rodger D. Shay, Jr.
Trustee and President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Rodney L. Ruehle
Chief Compliance Officer

Christine A. Cwik
Assistant Secretary

Robin M. Baxter
Assistant Secretary

Additional information about the Funds may be found in the Statement of Additional Information.  The Statement of Additional Information contains more detailed information on the Fund’s Investments and operations.  The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds, except the Money Market Fund, during the last fiscal year, as well as a listing of the Funds’ portfolio holdings and financial statements.  These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-551-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.